UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 8, 2009

                               NOVAGEN SOLAR INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-149617
                            (Commission File Number)

                                   98-0471927
                       (IRS Employer Identification No.)

          3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO    M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 456-9521
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On September 8, 2009, we issued 200,000 restricted common shares to a director of the Registrant as consideration for his services as a director. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section 4(2) under the Securities Act for transactions not involving any public offering.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

APPOINTMENT OF GARY MACDONALD DIRECTOR

On September 8, 2009, the Board of Directors appointed Mr. Gary MacDonald, 41, as the Chairman of the board of directors effective as of September 8, 2009. Mr. MacDonald will hold the office of director for the remainder of the ensuing year, or until his successor is elected or appointed, whichever comes first.

Since November 1999, Mr. MacDonald has been a director of Cons AGX Resources Corp. located in Vancouver, British Columbia. Cons AGX, now named Petro Rubiales Energy Corp., is engaged in the business of oil and gas exploration and is traded on the TSX Venture Exchange under the symbol PRE. Since October 2002, Mr. MacDonald has been president and a director of Tapestry Resource Corp. located in Vancouver, British Columbia. Tapestry is engaged in the business of mining exploration. Tapestry is traded on the TSX Venture Exchange under the symbol TPR.H. Since October 2002, Mr. MacDonald has been the sole officer and a director of Oronova Mining Corp., an exploration stage mining company located in Las Vegas, Nevada. Since October 2004, Mr. MacDonald has been the Director of Astra Capital Corp. located in Calgary, Alberta, Canada. Astra Capital is engaged in the business of capital raising and mergers and acquisitions. Since January 1999, Mr. MacDonald has been a Director of Obelisk International Ltd. located in Calgary, Alberta, Canada. Obelisk International is engaged in the business of capital raising and mergers and acquisitions. From October 2004 to January 2007, Mr. MacDonald was a director of Cierra Pacific Ventures Ltd., and exploration stage mining company located in Vancouver, British Columbia. Cierra Pacific Ventures is traded on TSX Venture Exchange under the symbol CIZ.H. From March 2003 to January 2007, Mr. MacDonald was the president and a director of Harlow Ventures Inc., an exploration stage mining company located in Vancouver, British Columbia. Harlow Ventures is traded on the TSX Venture Exchange under the symbol HLW.H. From July 2004 to June 2007, Mr. MacDonald was a director or Tapango Resources Ltd. and exploration stage mining company located in Vancouver, British Columbia. Tapango Resources is traded on the TSX Venture Exchange under the symbol TPA.H. From October 2002 to October 2006, Mr. MacDonald was the sole officer and a director of Glengarry Developments, an exploration stage mining company located in Vancouver.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.





/s/ Thomas Mills
Thomas Mills, President & CEO
Date: September 8, 2009